UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2007

Rapid Link, Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-22636	75-2461665
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite 350
Los Angeles, California 90272
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code (310) 566-1701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Item 1.01  Entry into a Material Agreement.

As of September 13 2007, the Registrant executed a settlement agreement with Yahoo settling a dispute over media credits purchased in a stock purchase agreement dated July 7, 2001. Yahoo! shall pay the Registrant the amount of $475,000 in one lump sum payment to settle all disputes and the Registrant agreed to dismiss its claims against Yahoo! in connection with such dispute.

As of September 3, 2007, the Registrant executed a settlement agreement with Affluent Media, et al settling a dispute over media credits purchased in a stock purchase agreement dated July 7, 2001.  Affluent Media, et al shall pay the Registrant the amount of $35,000 and transfer $300,000 worth of barter credits over the subsequent 3 month period to settle all disputes and the Registrant has agreed to dismiss its claims against Affluent Media, et al in connection with such dispute.

The foregoing description of the settlement agreement is only a summary and is qualified in its entirety by reference to the aforementioned documents contained in Exhibit 10.1 which is incorporated herein by reference.  .

Item 9.01  Financial Statement and Exhibits.

a) Financial Statement.  Not applicable

b) Pro forma Financial Statement.  Not applicable.

c) Exhibits

Exhibit Number	Description
10.1	Entry into a material definitive agreement, financial statement

10.2	Entry into a material definitive agreement, financial statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid Link, Incorporated

Date: October 4, 2007	By:	/s/ John A. Jenkins

John A. Jenkins
Chief Executive Officer